                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                 August 30, 2002
                -------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                         AMERICAN REALTY INVESTORS, INC.
             -------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



      Nevada                      1-15663                    75-2847135
--------------------------------------------------------------------------------
(State of Incorporation)        (Commission                 (IRS Employer
                                 File No.)               Identification No.)



     1800 Valley View Lane, Suite 300,     Dallas, TX               75234
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's Telephone Number, Including Area Code: (469) 522-4200
                                                    ----------------------------

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

In 2002, American Realty Investors, Inc. ("ARI") has sold a significant amount of its properties, as follows:

   Sale                                            Units/       Sales   Gain/(Loss) %of ARI's
   Date    Property          Location           Sq.Ft./Acres    Price     on Sale    Assets       Purchaser
  ------   ---------         ---------          ------------    ------   --------    -------      ---------
Apartments                                                       (dollars in Thousands)
01/18/02 Villas              Plano, TX               208 Units  $ 8,525  $ 5,615    0.29% First Guaranty Exchange Company
03/20/02 Mallard Lake        Greensboro, NC          336 Units   14,100   10,669    0.42% Grand Lagoon Associates, Ltd., Park Avenue
                                                                                          Associates, Ltd., Governor's Square
                                                                                          Associates, Ltd., IG Ashford Regency
                                                                                          Partners, L.P.; ISV Greenbriar Associates,
                                                                                          Ltd., ART Westwood Associates, Ltd.
05/02/02 Stonebridge         Florissant, MO          100 Units    4,340    3,081    0.14% Florrisant Townhomes, LLC
06/13/02 Oak Hill            Tallahassee, FL          92 Units    3,200      527    0.28% Transcontinental Realty Investors, Inc.
                                                                                          ("TCI")
06/24/02 Regency on Kennedy  Tampa, FL                78 Units    3,200   (1,458)   0.54% Regency Property Group, LLC
07/11/02 Woodsong            Smyrna, GA              190 Units    9,200    7,028    0.17% Woodsong Apartments Partners, L.P.
07/31/02 Valley Hi           Tallahassee, FL          54 Units    1,452      435    0.11% Villa San Carlo, LLC
07/31/02 White Pines         Tallahassee, FL          85 Units      764      (48)   0.09% Villa San Carlo, LLC
08/30/02 Morning Star        Tallahassee, FL          82 Units    2,217      641    0.18% Villa San Carlo II, LLC
08/30/02 Stonegate           Tallahassee, FL          83 Units    1,785     (120)   0.23% Villa San Carlo II, LLC

Commercial
03/08/02 Oaktree Village     Lubbock, TX         45,623 Sq.Ft.      912       --    0.21% TCI
06/26/02 Centura Tower       Farmers Branch, TX 410,901 Sq.Ft.   50,000       --    6.01% TCI

Land
01/11/02 Thompson II         Dallas County, TX       0.2 Acres       21      (11)   0.00% City of Dallas, Texas
02/26/02 Katrina             Palm Desert, CA         2.1 Acres    1,323      978    0.03% BP West Coast Products, LLC
03/08/02 Lakeshore Villas    Harris County, TX      16.9 Acres    1,499       --    0.17% TCI
03/08/02 Rasor               Plano, TX              24.5 Acres    1,211       --    0.16% TCI
03/08/02 Vista Ridge         Lewisville, TX         10.0 Acres    1,525      401    0.13% Lewisville Independent School District
04/10/02 Mason Goodrich      Houston, TX             7.9 Acres      672      269    0.05% Glen R. Ginter, DDS
05/03/02 Mason Goodrich      Houston, TX            10.3 Acres    1,444      895    0.06% Metropolitan Transit Authority
06/13/02 Hollywood Casino    Farmers Branch, TX     42.8 Acres   16,987       --    1.25% TCI
06/26/02 Marine Creek        Ft. Worth, TX          54.2 Acres    3,700       --    0.31% TCI
06/26/02 Mason Goodrich      Houston, TX            18.0 Acres    2,790       --    0.11% TCI
06/26/02 Monterrey           Riverside, CA          65.0 Acres    4,625       --    0.60% TCI
06/26/02 Nashville           Nashville, TN          16.6 Acres    1,890       --    0.12% TCI
08/07/02 Elm Fork            Denton County, TX      14.5 Acres    2,745    1,615    0.12% Lewisville Independent School District
08/16/02 Elm Fork            Denton County, TX      14.2 Acres    1,526      491    0.12% Alta Carrollton, L.P.
                                                               --------  -------   -----

                                                               $141,653  $31,008   11.90%
                                                               ========  =======   =====

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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

Proforma statements of operations are required for the year ended December 31, 2001, and the six months ended June 30, 2002. A proforma balance sheet as of June 30, 2002, is also required. The required proforma statements of operations and balance sheet will be filed as an amendment of this Form 8-K as soon as possible, but no later than September 30, 2002. The proforma statements of operations will present ARI's operations as if the transactions described above had occurred at January 1 of each of the periods presented. The proforma balance sheet will present the property sales described above, as if they had occurred at January 1, 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                         AMERICAN REALTY INVESTORS, INC.

Date:  September 16, 2002                By:   /s/ Ronald E. Kimbrough
     ----------------------                 -----------------------------------
                                            Ronald E. Kimbrough
                                            Executive Vice President and Chief
                                            Financial Officer (Principal
                                            Financial and Accounting Officer and
                                            Acting Principal Executive Officer)



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